UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported):      October 3, 2014

AdCare Health Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1145 Hembree Road Roswell, Georgia 30076
(Address of Principal Executive Offices)

(678) 869-5116
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On October 3, 2014, AdCare Health Systems, Inc. (the “Company”) issued a press release announcing it has closed credit facility agreements securing long-term financing for two properties: Woodland Manor Property Holdings, LLC (“Woodland”), (the Eaglewood Care Center), a 99-bed skilled nursing facility located in Springfield, Ohio, and H&R Property Holdings, LLC (“Glenvue”), (Glenvue Health and Rehabilitation Center), a 134-bed skilled nursing facility located in Glennville, Georgia. A copy of the press release is attached to this Current Report as Exhibit 99.1.
Item 9.01 Financial statements and Exhibits
(d) Exhibits
99.1 Press release issued October 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2014	ADCARE HEALTH SYSTEMS, INC.

/s/ David A. Tenwick
David A. Tenwick
Interim Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release issued October 3, 2014.